                                                                    EXHIBIT 3.02



                           AMENDED AND RESTATED BYLAWS
                                       OF
                      CRESCENT REAL ESTATE EQUITIES COMPANY

                                TABLE OF CONTENTS

ARTICLE I - OFFICES AND RECORDS............................................          1
     Section 1.1 - Principal Office .......................................          1
     Section 1.2 - Additional Offices .....................................          1
     Section 1.3 - Books and Records ......................................          1
ARTICLE II - SHAREHOLDERS .................................................          1
     Section 2.1 - Annual Meeting .........................................          1
     Section 2.2 - Special Meetings .......................................          2
     Section 2.3 - Place of Meeting .......................................          2
     Section 2.4 - Notice of Meeting ......................................          2
     Section 2.5 - Meeting Without Notice; Waiver of Notice ...............          3
     Section 2.6 - Quorum .................................................          3
     Section 2.7 - Adjournment ............................................          4
     Section 2.8 - Proxies ................................................          4
     Section 2.9 - Notice of Shareholder Business and Nominations .........          4
         A.  Annual Meeting of Shareholders ...............................          4
         B.  Special Meetings of Shareholders .............................          7
         C.  General ......................................................          7
     Section 2.10 - Procedure for Election of Trust Managers ..............          8
     Section 2.11 - Vote of Shareholders ..................................          9
     Section 2.12 - Opening and Closing the Polls .........................         10
     Section 2.13 - Inspectors ............................................         10
     Section 2.14 - Informal Action .......................................         10
ARTICLE III - BOARD OF TRUST MANAGERS .....................................         11
     Section 3.1 - General Powers .........................................         11
     Section 3.2 - Number, Tenure and Qualifications ......................         11
     Section 3.3 - Composition of the Board of Trust Managers .............         12
     Section 3.4 - Regular Meetings .......................................         12
     Section 3.5 - Special Meetings .......................................         13
     Section 3.6 - Notice .................................................         13
     Section 3.7 - Quorum .................................................         14

     Section 3.8 - Participation By Conference Telephone ..................         14
     Section 3.9 - Presumption of Assent ..................................         15
     Section 3.10 - Adjournments ..........................................         15
     Section 3.11 - Informal Action .......................................         15
     Section 3.12 - Vacancies .............................................         15
     Section 3.13 - Removal ...............................................         16
     Section 3.14 - Committees ............................................         16
ARTICLE IV - OFFICERS .....................................................         19
     Section 4.1 - Categories of Officers .................................         19
     Section 4.2 - Election and Term of Office ............................         19
     Section 4.3 - Chairman of the Board ..................................         20
     Section 4.4 - Vice Chairman of the Board .............................         20
     Section 4.4 - Chief Executive Officer ................................         20
     Section 4.5 - President ..............................................         21
     Section 4.6 - Vice Presidents ........................................         21
     Section 4.7 - Secretary ..............................................         22
     Section 4.8 - Treasurer ..............................................         22
     Section 4.9 - Removal ................................................         23
     Section 4.10 - Salaries ..............................................         23
     Section 4.11 - Vacancies .............................................         24
     Section 4.12 - Resignations ..........................................         24
ARTICLE V - SHARE CERTIFICATES AND TRANSFERS ..............................         24
     Section 5.1 - Share Certificates .....................................         24
     Section 5.2 - Record Date and Closing of Transfer Books ..............         25
     Section 5.3 - Registered Shareholders ................................         26
     Section 5.4 - Lost Certificates ......................................         26
ARTICLE VI - MISCELLANEOUS PROVISIONS .....................................         27
     Section 6.1 - Fiscal Year ............................................         27
     Section 6.2 - Dividends ..............................................         27
     Section 6.3 - Seal ...................................................         27
     Section 6.4 - Execution of Written Instruments .......................         27
     Section 6.5 - Signing of Checks and Notes ............................         27
     Section 6.6 - Voting of Securities Held in Other Entities ............         27

     Section 6.7 - Indemnification and Insurance ..........................         28
         A.  Definitions ..................................................         28
         B.  Indemnification ..............................................         29
         C.  Successful Defense ...........................................         30
         D.  Determinations ...............................................         31
         E.  Advancement of Expenses ......................................         32
         F.  Enforcement ..................................................         32
         G.  Procedure Upon a Change in Control ...........................         33
         H.  Employee Benefit Plans .......................................         34
         I.  Authorization to Purchase Insurance ..........................         34
         J.  Other Indemnification and Insurance ..........................         34
         K.  Notice .......................................................         35
         L.  Construction .................................................         35
         M.  Continuing Offer, Reliance, Etc ..............................         35
         N.  Indemnification of Shareholders ..............................         36
         O.  Authority to Further Indemnify ...............................         36
         P.  Effect of Amendment ..........................................         36
ARTICLE VII - AMENDMENTS ..................................................         37

                         AMENDED AND RESTATED BYLAWS
                                       OF
                    CRESCENT REAL ESTATE EQUITIES COMPANY

                ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS



                                   ARTICLE I

                               OFFICES AND RECORDS

      SECTION 1.1 PRINCIPAL OFFICE. The initial address of the principal office of the Company in the State of Texas is 777 Main Street, Suite 2100, Fort Worth, Texas 76102.

      SECTION 1.2 ADDITIONAL OFFICES. The Company may have such other offices, either within or without the State of Texas, as the Board of Trust Managers from time to time may designate or as the business of the Company from time to time may require.

      SECTION 1.3 BOOKS AND RECORDS. The books and records of the Company may be kept, either within or without the State of Texas, at such place or places as the Board of Trust Managers from time to time may designate.


                                  ARTICLE II

                                 SHAREHOLDERS

      SECTION 2.1 ANNUAL MEETING. An annual meeting of the shareholders of the Company shall be held each year, commencing with 1997, on such date and at such time as may be fixed by resolution of the Board of Trust Managers.

      SECTION 2.2 SPECIAL MEETINGS. Subject to the rights of the holders of any class or series of preferred shares of the Company ("Preferred Shares") to elect additional trust managers under specified circumstances, special meetings of the shareholders may be called only by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President, the Board of Trust Managers pursuant to a resolution adopted by a majority of the total number of trust managers constituting the whole Board of Trust Managers (the "Whole Board"), or by written request to the Secretary by the holders of not less than 25 percent of all of the shares then outstanding and entitled to vote at such meeting (the "Voting Shares"); provided that (i) the Secretary shall inform the shareholders requesting such meeting of the reasonably estimated cost of preparing and disseminating notice thereof and shall not be required to give such notice until the Company has received payment in such amount from such shareholders and (ii) unless requested by holders of a majority of the Voting Shares, the Secretary shall not be required to call a special meeting to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the twelve (12) months preceding the request to call such new special meeting.

      SECTION 2.3 PLACE OF MEETING. Meetings shall be held at the principal office of the Company or at such other place, within or without the State of Texas, as the Board of Trust Managers from time to time by resolution may designate.

      SECTION 2.4 NOTICE OF MEETING. Written or printed notice, stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, personally or by mail, to each shareholder of record entitled to vote at such meeting and to each shareholder or other person, if any, entitled to notice of the meeting. If delivered by mail, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If delivered personally, such notice shall be deemed given when so delivered to the shareholder as provided above and if by facsimile, such notice shall be deemed given upon completion of the facsimile transmission to the shareholder as provided above. Meetings may be held without notice if all shareholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 2.5 of these Bylaws. Any previously scheduled meeting of the shareholders may be postponed by resolution of the Board of Trust Managers upon public notice given prior to the date scheduled for such meeting.

      SECTION 2.5 MEETING WITHOUT NOTICE; WAIVER OF NOTICE. Either before or after a shareholders' meeting, a shareholder may waive notice thereof by executing a waiver of notice to be filed with the Company's records of shareholder meetings. Any such written notice shall be deemed to be the equivalent of notice pursuant to Section 2.4 hereof. Attendance at a shareholders' meeting, either in person or by proxy, by a person entitled to notice thereof shall constitute a waiver of notice of the meeting unless such person attends for the sole and express purpose of objecting to the transaction of business on the ground that the meeting was not lawfully called or convened.

      SECTION 2.6 QUORUM. Except as otherwise provided by law or by the Declaration of Trust of the Company, as the same may be amended or restated from time to time (the "Declaration of Trust"), the holders of a majority of the Voting Shares, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum for the transaction of such business.

      SECTION 2.7 ADJOURNMENT. A meeting of shareholders convened on the date for which it was called may be adjourned prior to the completion of business thereat to a date not more than one hundred twenty (120) days after the record date of the original meeting. Notice of a subsequent meeting held as a result of an adjournment, other than by announcement at the meeting at which the adjournment was taken, shall not be necessary. If a quorum is present or represented at such subsequent meeting, any business may be transacted thereat which could have been transacted at the meeting which was adjourned.

      SECTION 2.8 PROXIES. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy executed in writing thereby or by his duly authorized attorney-in-fact. A proxy shall not be valid after eleven
(11) months from the date of its execution unless a longer period is expressly stated therein. A proxy shall be revocable unless the proxy form states conspicuously that the proxy is irrevocable and the proxy is coupled with an interest. Each proxy must be filed with the Secretary of the Company or his representative at or before the time of the meeting to which it relates.

      SECTION 2.9 NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS.

           A.     ANNUAL MEETING OF SHAREHOLDERS.

                   (1) Nominations of persons for election to the Board of Trust Managers of the Company and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Company's notice of meeting delivered pursuant to Section 2.4 of these Bylaws; (ii) by or at the direction of the Chairman of the Board of Trust Managers; or (iii) by any shareholder of the Company who is entitled to vote at the meeting, who has complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph A and who was a shareholder of record at the time such notice is delivered to the Secretary of the Company.

                   (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Paragraph A(1) of this Section 2.9, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal office of the Company not less than seventy (70) days nor more than ninety (90) days prior to the anniversary of the preceding year's annual meeting; provided, however, that, with respect to the 1997 annual meeting, the date of the 1996 annual meeting shall be deemed to be June 17, 1996, and further provided that in the event that the date of an annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely notice by the shareholder must be so delivered not earlier than the ninetieth
(90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trust manager, all information relating to such person that is required to be disclosed in solicitations of proxies for election of trust managers, or is otherwise required, pursuant to

Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor statute thereto (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a trust manager if elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such shareholder, as they appear on the Company's share transfer books, and the name and address of such beneficial owner; (b) the class or series and number of shares of beneficial interest of the Company which are owned beneficially and of record by such shareholder and such beneficial owner; and (c) the date or dates upon which the shareholder acquired ownership of such shares.

                   (3) Notwithstanding anything in the second sentence of Paragraph A(2) of this Section 2.9 to the contrary, in the event that the number of trust managers to be elected to the Board of Trust Managers of the Company is increased and there is no public announcement naming all of the nominees for trust manager or specifying the size of the increased Board of Trust Managers made by the Company at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by Paragraph A of this Section 2.9 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

      B. SPECIAL MEETINGS OF SHAREHOLDERS. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company's notice of meeting pursuant to Section 2.4 of these Bylaws. Nominations of persons for election to the Board of Trust Managers may be made at a special meeting of shareholders at which trust managers are to be elected pursuant to the Company's notice of meeting (i) by or at the direction of the Board of Trust Managers or (ii) by any shareholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.9 and who is a shareholder of record at the time such notice is delivered to the Secretary of the Company. Nominations by shareholders of persons for election to the Board of Trust Managers may be made at such a special meeting of shareholders if the shareholder's notice as required by Paragraph A(2) of this Section 2.9 shall be delivered to the Secretary at the principal office of the Company not earlier than the ninetieth
(90th) day prior to such special meeting and not later than the close of business on the later of the seventieth (70th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trust Managers to be elected at such meeting.

      C. GENERAL.

                   (1) Only persons who are nominated in accordance with the procedures set forth in this Section 2.9 shall be eligible to serve as trust managers, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Declaration of Trust or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or brought in accordance with the procedures set forth in this Section 2.9 and, if any proposed nomination or business is determined not to be in compliance herewith, to declare that such defective nomination or proposal shall be disregarded.

                   (2) For purposes of this Section 2.9, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                   (3) Notwithstanding the foregoing provisions of this Section 2.9, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Bylaw shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule l4a-8 under the Exchange Act or to create any additional rights with respect to any such inclusion.

      SECTION 2.10 PROCEDURE FOR ELECTION OF TRUST MANAGERS. Subject to the rights of the holders of any class or series of Preferred Shares to elect trust managers under specified circumstances, and to the laws of the State of Texas, each shareholder having the right to vote for the election of trust managers shall, unless otherwise provided in the Declaration of Trust or by applicable law, have the right to vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are to be elected and for whose election such shareholder has the right to vote. Unless otherwise provided by the Declaration of Trust, no shareholder shall have the right or be permitted to cumulate his or her votes on any basis. Election of trust managers at all meetings of the shareholders at which trust managers are to be elected may be viva voce, unless the chairman of the meeting shall order, or any shareholder shall demand, that voting be by written ballot, and, except as otherwise expressly provided with respect to the right of the holders of any series of Preferred Shares to elect additional trust managers under specified circumstances, a majority of the votes cast thereat shall elect. Voting on any other question or election may be viva voce, unless the chairman of the meeting shall order, or any shareholder shall demand, that voting be by written ballot.

      SECTION 2.11 VOTE OF SHAREHOLDERS. Subject to the rights of the holders of any class or series of Preferred Shares to elect trust managers under specified circumstances, and to the laws of the State of Texas, each shareholder having the right to vote shall be entitled at every meeting of shareholders to one (1) vote for every share standing in his or her name on the record date fixed by the Board of Trust Managers pursuant to Section 5.2 of these Bylaws. Except as otherwise provided by law, the Declaration of Trust, these Bylaws, any resolution adopted by the Board of Trust Managers authorizing a series of Preferred Shares, or any resolution adopted by a majority of the Whole Board, all matters submitted to the shareholders at any meeting (other than the election of trust managers) shall be decided by a majority of the votes cast with respect thereto.

      SECTION 2.12 OPENING AND CLOSING THE POLLS. The chairman of the meeting shall fix, and announce at the meeting, the date and time of the opening and the closing of the polls for each matter upon which the shareholders are to vote at the meeting.

      SECTION 2.13 INSPECTORS. At any meeting of shareholders, the chairman of such meeting may, and upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspector or inspectors shall ascertain and report the number of shares represented at such meeting in person or by proxy, based upon the determination of such inspector or inspectors of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct voting with impartiality and fairness to all shareholders. Each report of inspectors shall be in writing and signed by the inspector or, if there is more than one, by a majority of inspectors acting at such meeting, in which event the report of the majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at a meeting and the results of voting thereat shall be prima facie evidence thereof.

      SECTION 2.14 INFORMAL ACTION. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the following are filed with the Company's records of shareholder meetings:

                   (1) a unanimous written consent which sets forth the action and is signed by each shareholder entitled to vote thereon; and

                   (2) a written waiver of any right to dissent signed by each shareholder, if any, entitled to notice of the meeting but not entitled to vote thereat.

                                   ARTICLE III

                             BOARD OF TRUST MANAGERS

      SECTION 3.1 GENERAL POWERS. The business and affairs of the Company shall be managed by, or under the direction of, its Board of Trust Managers. In addition to the powers and authorities expressly conferred by these Bylaws, the Board of Trust Managers may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Declaration of Trust or these Bylaws required to be exercised or done by the shareholders.

      SECTION 3.2 NUMBER, TENURE AND QUALIFICATIONS. Subject to the rights of the holders of any class or series of Preferred Shares to elect trust managers under specified circumstances, the number of trust managers shall be fixed from time to time pursuant to a resolution adopted by a majority of the Whole Board, but shall consist of not more than twenty-five (25) nor less than three (3) trust managers who need not be residents of the State of Texas and need not hold shares in the Company; provided that if, at any time, the Company has fewer than three (3) shareholders, the number of trust managers may be less than three (3), but not less than the number of shareholders. At all times as the Board of Trust Managers shall consist of three (3) or more trust managers, the trust managers, other than those who may be elected by the holders of any class or series of Preferred Shares, shall be divided, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, with the term of office of the first class to expire at the first annual meeting of shareholders held after such division into classes, the term of office of the second class to expire at the second annual meeting of shareholders held after such division into classes and the term of office of the third class to expire at the third annual meeting of shareholders held after such division into classes. Each trust manager shall hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of shareholders commencing with the first annual meeting held after such division into classes, trust managers elected to succeed those trust managers whose terms then expire shall be elected for a term of office to expire at the third (3rd) succeeding annual meeting of shareholders after their election, with each trust manager to hold office until his or her successor shall have been duly elected and qualified.

      SECTION 3.3 COMPOSITION OF THE BOARD OF TRUST MANAGERS. Except during a period of vacancy or vacancies on the Board of Trust Managers, a majority of the trust managers at all times shall be persons who are not affiliates (as that term is defined in the next succeeding sentence) of (i) the Company other than affiliation solely by reason of service as a trust manager of the Company or
(ii) Rainwater, Inc. or any successor entity thereto (the "Independent Trust Managers"). For purposes of this Section 3.3, "affiliate" shall mean, with respect to the Company or Rainwater, Inc., any individual who (i) directly or indirectly controls, is controlled by or is under common control with, such entity or (ii) any officer, director, trust manager, general partner or trustee of such entity (other than a trust manager of the Company who otherwise would be deemed to be an affiliate of the Company solely by reason of service as a trust manager).

      SECTION 3.4 REGULAR MEETINGS. A regular meeting of the Board of Trust Managers to elect officers and consider other business shall be held without notice other than this Section 3.4 immediately after, and at the same place as, each annual meeting of shareholders. The Board of Trust Managers may, by resolution, designate the time and place for additional regular meetings without notice other than such resolution.

      SECTION 3.5 SPECIAL MEETINGS. Special meetings of the Board of Trust Managers shall be called at the request of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or a majority of the Board of Trust Managers. The person or persons authorized to call special meetings of the Board of Trust Managers may fix the place and time of the meeting.

      SECTION 3.6 NOTICE. Notice of any special meeting shall be given to each trust manager at his business or residence as recorded in the books and records of the Company or at such other address as such trust manager may designate in writing to the Secretary of the Company by mail, by telegram or express courier, charges prepaid, by facsimile or telephonic communication. If mailed, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before the day of such meeting. If by telegram, such notice shall be deemed adequately delivered if the telegram is delivered to the telegraph company at least twenty-four (24) hours before the time set for such meeting. If by express courier, the notice shall be deemed adequately given if delivered to the courier company at least two (2) days before the day of such meeting. If by telephone or facsimile, the notice shall be deemed adequately delivered if given at least twelve (12) hours prior to the time set for such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Trust Managers need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Article VII hereof. A meeting may be held at any time without notice if all the trust managers are present or if those not present waive notice of the meeting in writing, either before or after such meeting. Attendance of a trust manager at a meeting shall constitute waiver of notice of that meeting unless he or she attends for the sole and express purpose of objecting to the transaction of business on the ground that the meeting was not lawfully called or convened.

      SECTION 3.7 QUORUM. A number of trust managers equal to at least a majority of the trust managers then in office shall constitute a quorum for the transaction of business; provided, however, that if the Whole Board consists of two or three trust managers, two trust managers shall constitute a quorum, if the Whole Board consists of one trust manager, one trust manager shall constitute a quorum and that in no event may less than one third (1/3) of the Whole Board constitute a quorum. Anything else herein to the contrary notwithstanding, if at any meeting of the Board of Trust Managers there shall be less than a quorum present, a majority of the trust managers present may adjourn the meeting from time to time without further notice. Except as may otherwise be provided by the Declaration of Trust, these Bylaws or applicable law, the act of the majority of the trust managers present at a meeting at which a quorum is present shall be the act of the Board of Trust Managers. The trust managers present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal or departure of enough trust managers to leave less than a quorum.

      SECTION 3.8 PARTICIPATION BY CONFERENCE TELEPHONE. Members of the Board of Trust Managers, or any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.8 shall constitute presence in person at such meeting.

      SECTION 3.9 PRESUMPTION OF ASSENT. A trust manager of the Company who is present at a meeting of the trust managers at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof.

      SECTION 3.10 ADJOURNMENTS. Any meeting of the Board of Trust Managers may be adjourned prior to the completion of business thereat. Notice of the subsequent meeting held as a result of an adjournment, other than by announcement at the meeting at which the adjournment is taken, shall not be necessary. If a quorum is present at such subsequent meeting, any business may be transacted thereat which could have been transacted at the meeting which was adjourned.

      SECTION 3.11 INFORMAL ACTION. If all of the trust managers consent in writing to any action required or permitted to be taken at a meeting of the Board of Trust Managers or a committee thereof and the writing or writings evidencing such consent is or are filed by the Secretary of the Company with the minutes of proceedings of the Board of Trust Managers or such committee, the action shall be as valid as though it had been taken at a meeting of the Board or committee.

      SECTION 3.12 VACANCIES. Except as otherwise provided in this Section 3.12, subject to the rights of the holders of any class or series of Preferred Shares to elect additional trust managers under specified circumstances, unless the Board of Trust Managers otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, or other cause relating to a then-existing Board position shall be filled by the affirmative vote of a majority of the remaining trust managers, though less than a quorum of the Board of Trust Managers, and newly created trust managerships resulting from an increase in the authorized number of trust managers shall be filled by the affirmative vote of a majority of the Whole Board and, in either event, trust managers so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires and until such trust manager's successor shall have been duly elected and qualified. No decrease in the number of authorized trust managers constituting the Whole Board shall shorten the term of any incumbent trust manager. Vacancies on the Board of Trust Managers due to the removal of a trust manager may be filled by the shareholders at an annual or special meeting called for that purpose, and trust managers so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires and until each such trust manager's successor shall have been duly elected and qualified. The appointment or election of a successor trust manager shall be considered an amendment to the Declaration of Trust.

      SECTION 3.13 REMOVAL. Subject to the rights of the holders of any class or series of Preferred Shares to elect additional trust managers under specified circumstances, any trust manager, or the entire Board of Trust Managers, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the then outstanding Voting Shares, voting together as a single class.

      SECTION 3.14 COMMITTEES. The Board of Trust Managers, by resolution or resolutions passed by a majority of the Whole Board, may designate from among the members of the trust managers one or more committees which, to the extent provided in such resolution or resolutions, shall have and may exercise all of the authority of the Board of Trust Managers in the business and affairs of the Company to the extent consistent with the Texas Real Estate Investment Trust Act, as amended from time to time, or any successor statute thereto (the "Texas REIT Act"), except the power to amend the Declaration of Trust, to approve a plan of merger or share exchange, to declare dividends or distributions on shares, to amend these Bylaws, to issue shares except in the manner and to the extent prescribed by the Declaration of Trust, these Bylaws or any resolution designating the committee, to fill vacancies in the trust managers or in the committee, to elect or remove officers of the Company or members of the committee, to fix the compensation of any member of the committee, to recommend to the shareholders any action requiring shareholder approval, or to approve any merger, consolidation or share exchange which does not require shareholder approval, each committee to consist of two (2) or more trust managers of the Company, including, without limitation the following committees:

            (1) An Executive Committee, which shall have such authority as shall be delegated by the Board of Trust Managers, including, without limitation, authority to acquire and dispose of real property and to execute contracts and agreements on behalf of the full Board of Trust Managers including, without limitation, those relating to the incurrence of debt by the Company or subsidiaries thereof, and shall advise the Board of Trust Managers from time to time with respect to such matters as the Board of Trust Managers shall direct.


            (2) An Audit Committee, which shall consist of Outside Trust Managers (as defined below). The Audit Committee shall make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of each audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls.


            (3) An Executive Compensation Committee, which shall determine compensation for the Company's executive officers and shall administer any share incentive or other compensation plans adopted by the Company.

For purposes of this Section 3.14, "Outside Trust Managers" shall mean trust managers who are not (i) officers or former officers of the Company or any subsidiary thereof; (ii) employees of the Company or any subsidiary or division thereof; (iii) relatives of an executive officer; (iv) holders of more than five
(5) percent of the Voting Shares of the Company or any subsidiary thereof; (v) members of any organization acting as an adviser, consultant, legal counsel or in a similar capacity with respect to the Company and receiving compensation therefor on an ongoing basis from the Company, in addition to trust managers fees; or (vi) with reference to any particular transaction, interested trust managers within the meaning of Section 4.20 of the Texas REIT Act or any successor provision thereto. The Board of Trust Managers may designate one or more trust managers as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Unless the Board of Trust Managers shall provide otherwise, the presence of one-half (1/2) of the total membership of any committee of the Board of Trust Managers shall constitute a quorum for the transaction of business at any meeting of such committee and the act of a majority of those present shall be the act of such committee. Each committee shall keep regular minutes of its proceedings and report the same to the full Board of Trust Managers when so requested.

                                   ARTICLE IV

                                    OFFICERS

      SECTION 4.1 CATEGORIES OF OFFICERS. The elected officers of the Company shall consist of a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, one or more Executive Vice Presidents or Vice Presidents, a Secretary and a Treasurer. Such other officers, assistant officers, agents and employees as the Board of Trust Managers may from time to time deem necessary may be elected by the Board of Trust Managers or appointed by the Chairman of the Board. The Chairman of the Board and the Vice Chairman of the Board shall be chosen from among the trust managers. Two or more offices may be held by the same person, except that a person may not concurrently serve as the President and a Vice President or Executive Vice President. Each officer chosen or appointed in the manner prescribed by the Board of Trust Managers shall have such powers and duties as generally pertain to his or her office or offices, subject to the specific provisions of this Article IV. Such officers also shall have such powers and duties as from time to time may be conferred by the Board of Trust Managers or by any committee thereof authorized to do so.

      SECTION 4.2 ELECTION AND TERM OF OFFICE. The elected officers of the Company shall be elected annually by the Board of Trust Managers at the regular meeting of the Board of Trust Managers held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her death or until he or she shall resign or be removed from office.

      SECTION 4.3 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Trust Managers. The Chairman of the Board shall be responsible for general management of the affairs of the Company and shall perform all duties incidental to the office which may be required by law, and all such other duties as may properly be required by the Board of Trust Managers. Except where by law the signature of the Chief Executive Officer or the President is required, the Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Company which may be authorized by the Board of Trust Managers. The Chairman of the Board shall make such reports to the Board of Trust Managers and the shareholders as are properly required by the Board of Trust Managers. The Chairman of the Board shall see that all orders and resolutions of the Board of Trust Managers and of any committee thereof are carried into effect.

      SECTION 4.4 VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board shall, in the absence of the Chairman, preside at all meetings of the shareholders and of the Board of Trust Managers. The Vice Chairman of the Board shall, together with the Chairman of the Board and the Chief Executive Officer, act in a general executive capacity and shall have such powers and duties as from time to time may be established by the Board of Trust Managers.

      SECTION 4.5 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The Chief Executive Officer may, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board and the Vice Chairman of the Board, preside at all meetings of shareholders and of the Board of Trust Managers. The Chief Executive Officer may sign, alone or with the Secretary or any assistant secretary or any other officer of the Company properly authorized by the Board of Trust Managers, certificates, contracts and other instruments of the Company as authorized by the Board of Trust Managers.

      SECTION 4.6 PRESIDENT. The President shall be the chief operating officer of the Company, shall act in a general executive capacity and shall assist the Chairman of the Board and the Chief Executive Officer in the administration and operation of the Company's business and general supervision of its policies and affairs. The President may, in the absence of or because of the inability to act of the Chairman of the Board and the Chief Executive Officer, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board, the Vice Chairman of the Board and the Chief Executive Officer, preside at all meetings of shareholders and of the Board of Trust Managers. The President may sign, alone or with the Secretary or any assistant secretary or any other officer of the Company properly authorized by the Board of Trust Managers, certificates, contracts and other instruments of the Company as authorized by the Board of Trust Managers.

      SECTION 4.7 VICE PRESIDENTS. The Vice President or Vice Presidents, if any, including any Executive Vice Presidents, shall perform the duties of the Chief Executive Officer and the President in the absence or disability of both the Chief Executive Officer and the President, and shall have such powers and perform such other duties as the Board of Trust Managers or the Chairman of the Board from time to time may prescribe.

      SECTION 4.8 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and trust managers and all other notices required by law, by the Declaration of Trust or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Board of Trust Managers, upon whose request the meeting is called, as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Trust Managers, any committees thereof and the shareholders of the Company in a book or books to be kept for that purpose, and shall perform such other duties as from time to time may be prescribed by the Board of Trust Managers, the Chairman of the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the seal, if any, of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Trust Managers, the Chairman of the Board, the Chief Executive Officer or the President, and shall attest to the same.

      SECTION 4.9 TREASURER. The Treasurer shall have custody of all Company funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Company. The Treasurer shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Trust Managers. The Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board of Trust Managers, the Chairman of the Board, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The

Treasurer shall render to the Chairman of the Board, the Chief Executive Officer, the President and the Board of Trust Managers, whenever requested, an account of all his or her transactions as Treasurer and of the financial condition of the Company. If required by the Board of Trust Managers, the Treasurer shall give the Company a bond for the faithful discharge of his or her other duties in such amount and with such surety as the Board of Trust Managers shall prescribe. The Treasurer also shall perform such duties and have such powers as the Board of Trust Managers from time to time may prescribe.

      SECTION 4.10 REMOVAL. Any officer elected by the Board of Trust Managers or appointed in the manner prescribed hereby may be removed by a majority of the members of the Whole Board whenever, in their judgment, the best interests of the Company would be served thereby. No elected or appointed officer shall have any contractual rights against the Company for compensation by virtue of such election or appointment beyond the date of the election or appointment of his or her successor, his or her death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment or similar contract or under an employee deferred compensation plan.

      SECTION 4.11 SALARIES. The Board of Trust Managers shall fix the salaries of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer and the President of the Company, or may delegate the authority to do so to a duly constituted Executive Compensation Committee. The salaries of other officers, agents and employees of the Company may be fixed by the Board of Trust Managers, by a committee of the Board, by the Chairman of the Board or by another officer or committee to whom that function has been delegated by the Board of Trust Managers or the Chairman of the Board.

      SECTION 4.12 VACANCIES. Any newly created office or vacancy in any office because of death, resignation or removal shall be filled by the Board of Trust Managers or, in the case of an office not specifically provided for in Section
4.1 hereof, by or in the manner prescribed by the Board of Trust Managers. The officer so selected shall hold office until his or her successor is duly selected and shall have qualified, unless he or she sooner resigns or is removed from office in the manner provided in these Bylaws.

      SECTION 4.13 RESIGNATIONS. Any trust manager or officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. No action shall be required of the Board of Trust Managers or the shareholders to make any such resignation effective.

                                   ARTICLE V

                        SHARE CERTIFICATES AND TRANSFERS

      SECTION 5.1 SHARE CERTIFICATES. Each shareholder shall be entitled to a certificate or certificates, in a form approved by the Board of Trust Managers and consistent with the Texas REIT Act, which shall represent and certify the number, kind and class of shares owned by him or her in the Company. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President, and by the Secretary or the Treasurer (or an assistant secretary or assistant treasurer, if any) and, pursuant to resolutions of the Board of Trust Managers, any such signature may be in facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate has ceased to hold such office before the certificate is issued, it nevertheless may be issued by the Company with the same effect as if he or she held such office at the date of issue.

      SECTION 5.2 RECORD DATE AND CLOSING OF TRANSFER BOOKS. The Board of Trust Managers may fix, in advance, a date as the record date for the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders, or shareholders entitled to receive payment of any dividend or distribution or the allotment of any rights, or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of shareholders for any other proper purpose. The record date may not be prior to the close of business on the day the record date is fixed. Such record date shall not be prior to the close of business on the day such date is fixed and not more than sixty (60) days, and in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. The stock transfer books of the Company may not be closed for a period longer than twenty (20) days.

      If no record date is fixed and the Company's stock transfer books are not closed, the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of the business on the day on which notice of the meeting is mailed. If no record date is fixed, the record date for determining shareholders for any purpose other than that specified in the preceding sentence shall be at the close of business on the day on which the resolution of the Board of Trust Managers relating thereto is adopted.

         When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made as provided in this
Section 5.2, such determination shall apply to any future meeting in respect of an adjournment thereof, unless the trust managers fix a new record date under this section for such future meeting.

      SECTION 5.3 REGISTERED SHAREHOLDERS. The Company shall be entitled to treat the holder of record of shares as the holder in fact and, except as otherwise provided by the laws of the State of Texas, shall not be bound to recognize any equitable or other claim to or interest in the shares.

      Shares of the Company shall be transferred on its books only upon the surrender to the Company of the share certificates duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon presentation of adequate evidence of the validity of the transfer under this
Section 5.3 and the laws of the State of Texas. In that event, the surrendered certificates shall be canceled, new certificates issued to the person entitled to them and the transaction recorded on the books of the Company.

      SECTION 5.4 LOST CERTIFICATES. The Board of Trust Managers may direct a new certificate to be issued in place of a certificate alleged to have been destroyed or lost if the owner makes an affidavit that it is destroyed or lost. The Board, in its discretion, may, as a condition precedent to issuing the new certificate, require the owner to give the Company a bond as indemnity against any claim that may be made against the Company on the certificate allegedly destroyed or lost.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      SECTION 6.1 FISCAL YEAR. The fiscal year of the Company shall begin on the first (1st) day of January and end on the thirty-first (31st) day of December of each year.

      SECTION 6.2 DIVIDENDS. The Board of Trust Managers may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Declaration of Trust.

      SECTION 6.3 SEAL. The seal of the Company, if any, shall have inscribed thereon the name of the Company and shall be in such form as may be approved by the Board of Trust Managers. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

      SECTION 6.4 EXECUTION OF WRITTEN INSTRUMENTS. Contracts, deeds, documents, and other instruments shall be executed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and attested by the Secretary or an assistant secretary, unless the Board of Trust Managers shall designate other authorized signatories or other procedures for their execution.

      SECTION 6.5 SIGNING OF CHECKS AND NOTES. Checks, notes, drafts, and demands for money shall be signed by such person or persons as may be designated by the Board of Trust Managers, the Chairman of the Board, the Chief Executive Officer or the President.

      SECTION 6.6 VOTING OF SECURITIES HELD IN OTHER ENTITIES. In the absence of other arrangements by the Board of Trust Managers, securities issued by any other trust, corporation, partnership or other entity and owned or controlled by this Company may be voted at any securityholders' meeting of such other entity by the Chairman of the Board of this Company or, if he or she is not present at the meeting, by the Chief Executive Officer, the President or any Vice President of this Company, and in the event none of the Chairman of the Board, the Chief Executive Officer, the President or any Vice President is to be present at a meeting, the securities may be voted by such person as the Chairman of the Board and the Secretary of the Company shall, by duly executed proxy, designate to represent the Company at the meeting.

      SECTION 6.7 INDEMNIFICATION AND INSURANCE.

            A. DEFINITIONS. In this Section 6.7:

                   (1) "COMPANY" includes any domestic or foreign predecessor of the Company in a merger, consolidation, or other transaction in which the liabilities of the predecessor are transferred to the Company by operation of law and in any other transaction in which the Company assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject of this Section 6.7.

                   (2) "INDEMNITEE" means (i) any present or former Trust Manager, officer, employee or agent of the Company, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Company's request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designed by (or pursuant to authority granted by) the Trust Managers or any committee thereof to serve in any of the capacities referred to in clause (i) or
(ii) hereof.

                   (3) "OFFICIAL CAPACITY" means (i) when used with respect to a Trust Manager, the office of Trust Manager of the Company and (ii) when used with respect to a person other than a Trust Manager, the elective or appointive office of the Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Company, but in each case does not include service for any other real estate investment trust or foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

                   (4) "PROCEEDING" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

      B. INDEMNIFICATION. The Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 6.7.A(1), if it is determined in accordance with Section 6.7.D that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Company's best interests and, in all other cases, that his conduct was at least not opposed to the Company's best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. Except as provided in the immediately preceding proviso to the first sentence of this Section 6.7.B, no indemnification shall be made under this Section 6.7.B in respect of any Proceeding in which such Indemnitee shall have been (x) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee's Official Capacity, or (y) found liable to the Company. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 6.7.B. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee.

      C. SUCCESSFUL DEFENSE. Without limitation of Section 6.7.B and in addition to the indemnification provided for in Section 6.7.B, the Company shall indemnify every

Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in Section 6.7.A(1), if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

                   D. DETERMINATIONS. Any indemnification under Section 6.7.B (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Trust Managers by a majority vote of a quorum consisting of Trust Managers who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the Trust Managers, duly designated to act in the matter by a majority vote of all Trust Managers (in which designation Trust Managers who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more Trust Managers who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the Trust Managers or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 6.7.D or, if the requisite quorum of all of the Trust Managers cannot be obtained and such committee cannot be established, by a majority vote of all of the Trust managers (in which Trust Managers who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by Trust Managers that are named defendants or respondents in the Proceeding. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this Section 6.7.D that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

      E. ADVANCEMENT OF EXPENSES. Reasonable expenses (including court costs and attorneys' fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid or reimbursed by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 6.7.D, after receipt by the Company of (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company under this
Section 6.7 and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section 6.7. Such written undertaking shall be an unlimited general obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Section 6.7, the Company may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

      F. ENFORCEMENT. If a claim under paragraph B of this Section 6.7 is not paid in full by the Company within thirty (30) calendar days after a written claim has been received by the Company, the claimant may at any time thereafter (but prior to payment of the claim) bring suit against the Company to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Texas REIT Act for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Trust Managers, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Texas REIT Act, nor an actual determination by the Company (including its Board of Trust Managers, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      G. PROCEDURE UPON A CHANGE IN CONTROL. Following any "change in control" of the Company of the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant, which such independent legal counsel shall be retained by the Board of Trust Managers on behalf of the Company.

      H. EMPLOYEE BENEFIT PLANS. For purposes of this Section 6.7, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Company also imposed or imposes duties on or otherwise involved or involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

      I. AUTHORIZATION TO PURCHASE INSURANCE. The Company may purchase and maintain insurance, at its expense, on its own behalf and on behalf of any person who is or was a trust manager, officer, employee or agent of the Company or who while a trust manager, officer, employee or agent of the Company is or was serving at the request of the Company as a trust manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Company would have the power to indemnify such person against such expense or liability under the Texas REIT Act.

      J. OTHER INDEMNIFICATION AND INSURANCE. The indemnification provided by this Section 6.7 shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Company's Declaration of Trust, any law, agreement or vote of shareholders or disinterested Trust Managers, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, and (c) inure to the benefit of the heirs, executors and administrators of such a person.

      K. NOTICE. Any indemnification of or advance of expenses to an Indemnitee in accordance with this Section 6.7 shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the twelve-month period immediately following the date of the indemnification or advance.

      L. CONSTRUCTION. The indemnification provided by this Section 6.7 shall be subject to all valid and applicable laws, including, without limitation, the Texas REIT Act, and, in the event this Section 6.7 or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Section 6.7 shall be regarded as modified accordingly, and, as so modified, shall continue in full force and effect.

      M. CONTINUING OFFER, RELIANCE, ETC. The provisions of this Section 6.7 (a) are for the benefit of, and may be enforced by, each Indemnitee of the Company, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees. The

Company, by its adoption of these Bylaws, (x) acknowledges and agrees that each Indemnitee of the Company has relied upon and will continue to rely upon the provisions of this Section 6.7 in becoming, and serving in any of the capacities referred to in Section 6.7.A(1) hereof, (y) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees and (z) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Section 6.7 in accordance with their terms by any act or failure to act on the part of the Company.

      N. INDEMNIFICATION OF SHAREHOLDERS. The Company shall indemnify each shareholder against any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder. The Company shall reimburse each shareholder for all legal and other expenses reasonably incurred by such shareholder in connection with any such claim or liability.

      O. AUTHORITY TO FURTHER INDEMNIFY. The Company may, to the extent authorized from time to time by the Trust Managers, grant rights of indemnification and rights to be paid by the Company the expenses incurred in defending any proceeding in advance of its final disposition to any employee or agent of the Company to the fullest extent of the provisions of this Section 6.7 with respect to the indemnification and advancement of expenses of Trust Managers and officers of the Company.

      P. EFFECT OF AMENDMENT. No amendment, modification or repeal of this
Section 6.7 or any provision of this Section 6.7 shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Company, nor the obligation of the Company to indemnify any such Indemnitees, under and in accordance with the provisions of this Section 6.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may be asserted.

                                  ARTICLE VII

                                   AMENDMENTS

         These Bylaws may be amended, added to, rescinded or repealed at any meeting of the Board of Trust Managers or of the shareholders, provided that notice of the proposed change was given (i) in the case of a meeting of the shareholders, in the notice of the meeting given pursuant to Section 2.4 of these Bylaws and (ii) in the case of a meeting of the Board of Trust Managers, in a notice given pursuant to Section 3.4 or 3.6 hereof, as the case may be; provided, however, that, in the case of amendments by shareholders, except as otherwise specifically required by law, notwithstanding any other provisions of these Bylaws or the Declaration of Trust or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Shares required by law, the Declaration of Trust or these Bylaws with respect to any class or series of Preferred Shares, the affirmative vote of the holders of that proportion of the Voting Shares necessary to approve an amendment to the Company's Declaration of Trust pursuant to such Declaration of Trust and the Texas REIT Act, voting together as a single class, shall be required to alter, amend or repeal any provision of these Bylaws.

                   AMENDMENT TO AMENDED AND RESTATED BYLAWS
              (UNANIMOUS CONSENT DATED AS OF SEPTEMBER 23, 1997)

                *          *          *          *          *

        FURTHER RESOLVED, that the Chief Executive Officer and President be, and hereby is, appointed to serve as the sole member of the New Pricing Committee, a special committee of this Board of Trust Managers...;

                *          *          *          *          *

        FURTHER RESOLVED, that to the extent that the appointment of the President and Chief Executive Officer as the sole member of the New Pricing Committee is inconsistent with the Bylaws, this resolution shall constitute an amendment of the Bylaws solely for purposes of the appointment and authorization of the New Pricing Committee.

                 SECOND AMENDMENT TO AMENDED AND RESTATED BYLAWS
          (ADOPTED AT A SPECIAL MEETING OF THE BOARD OF TRUST MANAGERS
                             HELD ON MARCH 9, 1998)

     Article IV of the Bylaws is amended and restated in its entirety to read as follows:

         *              *              *              *              *

                                   ARTICLE IV

                               OFFICERS AND AGENTS

     SECTION 4.1 CATEGORIES OF OFFICERS AND AGENTS. The elected officers of the Company shall consist of a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, Treasurer, and one or more Senior Vice Presidents (each an "Officer" and two or more "Officers"). In addition, the Board of Trust Managers may from time to time elect, and the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or any of them may appoint, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other nonexecutive officers, assistant officers, agents and employees (each an "Agent" and two or more "Agents"; when the terms "officer" or "officers" without initial capitalization is used in these Bylaws, then such terms refer to both an Officer and an Agent unless otherwise specified or the context otherwise requires) as the Board of Trust Managers may from time to time deem necessary may be elected by the Board of Trust Managers or appointed by the Chairman of the Board, the Vice Chairman of the Board or the Chief Executive Officer. The Chairman of the Board and the Vice Chairman of the Board shall be chosen from among the trust managers. Two or more offices may be held by the same person, except that a person may not concurrently serve as the President and a Senior Vice President. Each Officer shall have such powers and duties as generally pertain to his or her office or offices, subject to the specific provisions of this Article IV; such Officers also shall have such powers and duties as from time to time may be conferred by the Board of Trust Managers or by any committee thereof authorized to do so. Each Agent shall have only such powers and duties as are prescribed to such Agent by the Board of Trust Managers, any committee thereof authorized to confer powers and duties upon such Agent, any executive officer authorized to appoint such Agent or as specifically set forth in Article IV of these Bylaws. Only Officers shall be considered "officers" of the Company under the provisions of Section 4.10(F) of the Act; Agents shall not be considered officers but instead shall be considered non-officerial agents of the Company under the provisions of Section 4.10(F) of the Act.

     SECTION 4.2 ELECTION AND TERM OF OFFICE. The elected Officers of the Company shall be, and the elected Agents of the Company may be, elected annually by the Board of Trust Managers at the regular meeting of the Board of Trust Managers held after each annual meeting of the shareholders. If the election of Officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each Officer and each Agent shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her death or until he or she shall resign or be removed from office.

     SECTION 4.3 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Trust Managers. The Chairman of the Board shall be responsible for general management of the affairs of the Company and shall perform all duties incidental to the office which may be required by law, and all such other duties as may properly be required by the Board of Trust Managers. Except where by law the signature of the Chief Executive Officer or the President is required, the Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Company which may be authorized by the Board of Trust Managers. The Chairman of the Board shall make such reports to the Board of Trust Managers and the shareholders as are properly required by the Board of Trust Managers. The Chairman of the Board shall see that all orders and resolutions of the Board of Trust Managers and of any committee thereof are carried into effect.

     SECTION 4.4 VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board shall, in the absence of the Chairman, preside at all meetings of the shareholders and of the Board of Trust Managers. The Vice Chairman of the Board shall, together with the Chairman of the Board and the Chief Executive Officer, act in a general executive capacity and shall have such powers and duties as set forth in these Bylaws or as from time to time may be established by the Board of Trust Managers. The Vice Chairman of the Board may, in the absence of or because of the inability to act of the Chairman of the Board, and if so authorized by the Board of Trust Managers, perform all duties of the Chairman of the Board. Except where by law the signature of the Chief Executive Officer or the President is required, the Vice Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Company which may be authorized by the Board of Trust Managers.

     SECTION 4.5 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The Chief Executive Officer may, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board and the Vice Chairman of the Board, preside at all meetings of shareholders and of the Board of Trust Managers. The Chief Executive Officer may sign, alone or with the Secretary or any assistant secretary or any other officer of the Company properly authorized by the Board of Trust Managers, certificates, contracts and other instruments of the Company as authorized by the Board of Trust Managers.

     SECTION 4.6 PRESIDENT. The President shall be the chief operating officer of the Company, shall act in a general executive capacity and shall assist the Chairman of the Board and the Chief Executive Officer in the administration and operation of the Company's business and general supervision of its policies and affairs. The President may, in the absence of or because of the inability to act of the Chairman of the Board and the Chief Executive Officer, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board, the Vice Chairman of the Board and the Chief Executive Officer, preside at all meetings of shareholders and of the Board of Trust Managers. The President may sign, alone or with the Secretary or any assistant secretary or any other officer of the Company properly authorized by the Board of Trust Managers, certificates, contracts and other instruments of the Company as authorized by the Board of Trust Managers.

     SECTION 4.7 SENIOR VICE PRESIDENTS. The Senior Vice President or Senior Vice Presidents, if any, shall perform the duties of the Chief Executive Officer and the President in the absence or disability of both the Chief Executive Officer and the President, and shall have such powers and perform such other duties as the Board of Trust Managers or the Chairman of the Board from time to time may prescribe.

     SECTION 4.7A VICE PRESIDENTS. The Vice President or Vice Presidents, if any, shall have only such powers and duties as are prescribed to such Vice President or Vice Presidents by the Board of Trust Managers, any committee thereof authorized to confer powers and duties upon such Vice President or Vice Presidents, or any executive officer authorized to appoint such Vice President or Vice Presidents.

     SECTION 4.8 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and trust managers and all other notices required by law, by the Declaration of Trust or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Board of Trust Managers, upon whose request the meeting is called, as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Trust Managers, any committees thereof and the shareholders of the Company in a book or books to be kept for that purpose, and shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Trust Managers, any committee thereof authorized to confer powers and duties upon the Secretary, or any executive officer authorized to appoint Secretary. The Secretary shall have custody of the seal, if any, of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Trust Managers, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President, and shall attest to the same.

     SECTION 4.9 TREASURER. The Treasurer shall have custody of all Company funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Company. The Treasurer shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Trust Managers. The Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board of Trust Managers, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President and the Board of Trust Managers, whenever requested, an account of all his or her transactions as Treasurer and of the financial condition of the Company. If required by the Board of Trust Managers, the Treasurer shall give the Company a bond for the faithful discharge of his or her other duties in such amount and with such surety as the Board of Trust Managers shall prescribe. The Treasurer also shall perform such duties and have such powers as the Board of Trust Managers from time to time may prescribe.

     SECTION 4.10 REMOVAL. Any Officer or Agent elected by the Board of Trust Managers or appointed in the manner prescribed hereby may be removed by a majority of the members of the Whole Board whenever, in their judgment, the best interests of the Company would be served thereby. No elected or appointed Officer or Agent shall have any contractual rights against the Company for compensation by virtue of such election or appointment beyond the date of the election or appointment of his or her successor, his or her death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment or similar contract or under an employee deferred compensation plan.

     SECTION 4.11 SALARIES. The Board of Trust Managers shall fix the salaries of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer and the President of the Company, or may delegate the authority to do so to a duly constituted Executive Compensation Committee. The salaries of other Officers, Agents and employees of the Company may be fixed by the Board of Trust Managers, by a committee of the Board, by the Chairman of the Board or by another officer or committee to whom that function has been delegated by the Board of Trust Managers or the Chairman of the Board.

     SECTION 4.12 VACANCIES. Any newly created office or vacancy in any office because of death, resignation or removal shall be filled by the Board of Trust Managers, any committee thereof authorized to appoint an officer to fill that office, or any executive officer authorized to appoint an officer to fill that office, or, in the case of an office not specifically provided for in Section
4.1 hereof, by or in the manner prescribed by the Board of Trust Managers. The officer so selected shall hold office until his or her successor is duly selected and shall have qualified, unless he or she sooner resigns or is removed from office in the manner provided in these Bylaws.

     SECTION 4.13 RESIGNATIONS. Any trust manager, Officer or Agent, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary. No action shall be required of the Board of Trust Managers or the shareholders to make any such resignation effective.

                 THIRD AMENDMENT TO AMENDED AND RESTATED BYLAWS
          (ADOPTED AT A SPECIAL MEETING OF THE BOARD OF TRUST MANAGERS
                           HELD ON NOVEMBER 2, 1998)

     *                *                *                *                *

         RESOLVED, that the Bylaws be and hereby are amended for the purpose and intent of rescinding and repealing the Second Amendment and of restoring the Bylaws to the version in effect prior to adoption of the Second Amendment;

         RESOLVED, that to effect the foregoing purpose, Article IV of the Bylaws is hereby amended and restated in its entirety as more specifically set forth ... [below], as the Third Amendment to the Amended and Restated Bylaws of the Company;

     *                *                *                *                *

                                   ARTICLE IV

                                    OFFICERS

         SECTION 4.1 CATEGORIES OF OFFICERS. The elected officers of the Company shall consist of a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, one or more Executive Vice Presidents or Vice Presidents, a Secretary and a Treasurer. Such other officers, assistant officers, agents and employees as the Board of Trust Managers may from time to time deem necessary may be elected by the Board of Trust Managers or appointed by the Chairman of the Board. The Chairman of the Board and the Vice Chairman of the Board shall be chosen from among the trust managers. Two or more offices may be held by the same person, except that a person may not concurrently serve as the President and a Vice President or Executive Vice President. Each officer chosen or appointed in the manner prescribed by the Board of Trust Managers shall have such powers and duties as generally pertain to his or her office or offices, subject to the specific provisions of this Article IV. Such officers also shall have such powers and duties as from time to time may be conferred by the Board of Trust Managers or by any committee thereof authorized to do so.

         SECTION 4.2 ELECTION AND TERM OF OFFICE. The elected officers of the Company shall be elected annually by the Board of Trust Managers at the regular meeting of the Board of Trust Managers held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her death or until he or she shall resign or be removed from office.

         SECTION 4.3 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Trust Managers. The Chairman of the Board shall be responsible for general management of the affairs of the Company and shall perform all duties incidental to the office which may be required by law, and all such other duties as may properly be required by the Board of Trust Managers. Except where by law the signature of the Chief Executive Officer or the President is required, the Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Company which may be authorized by the Board of Trust Managers. The Chairman of the Board shall make such reports to the Board of Trust Managers and the shareholders as are properly required by the Board of Trust Managers. The Chairman of the Board shall see that all orders and resolutions of the Board of Trust Managers and of any committee thereof are carried into effect.

         SECTION 4.4 VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board shall, in the absence of the Chairman, preside at all meetings of the shareholders and of the Board of Trust Managers. The Vice Chairman of the Board shall, together with the Chairman of the Board and the Chief Executive Officer, act in a general executive capacity and shall have such powers and duties as set forth in these Bylaws or as from time to time may be established by the Board of Trust Managers. The Vice Chairman of the Board may, in the absence of or because of the inability to act of the Chairman of the Board, and if so authorized by the Board of Trust Managers, perform all duties of the Chairman of the Board. Except where by law the signature of the Chief Executive Officer or the President is required, the Vice Chairman of the Board shall possess the same power as the Chief Executive Officer and the President to sign all certificates, contracts, and other instruments of the Company which may be authorized by the Board of Trust Managers.

         SECTION 4.5 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The Chief Executive Officer may, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board and the Vice Chairman of the Board, preside at all meetings of shareholders and of the Board of Trust Managers. The Chief Executive Officer may sign, alone or with the Secretary or any assistant secretary or any other officer of the Company properly authorized by the Board of Trust Managers, certificates, contracts and other instruments of the Company as authorized by the Board of Trust Managers.

         SECTION 4.6 PRESIDENT. The President shall be the chief operating officer of the Company, shall act in a general executive capacity and shall assist the Chairman of the Board and the Chief Executive Officer in the administration and operation of the Company's business and general supervision of its policies and affairs. The President may, in the absence of or because of the inability to act of the Chairman of the Board and the Chief Executive Officer, perform all duties of the Chairman of the Board and, in the absence of or because of the inability to act of the Chairman of the Board, the Vice Chairman of the Board and the Chief Executive Officer, preside at all meetings of shareholders and of the Board of Trust Managers. The President may sign, alone or with the Secretary or any assistant secretary or any other officer of the Company properly authorized by the Board of Trust Managers, certificates, contracts and other instruments of the Company as authorized by the Board of Trust Managers.

         SECTION 4.7 VICE PRESIDENTS. The Vice President or Vice Presidents, if any, including any Executive Vice Presidents, shall perform the duties of the Chief Executive Officer and the President in the absence or disability of both the Chief Executive Officer and the President, and shall have such powers and perform such other duties as the Board of Trust Managers or the Chairman of the Board from time to time may prescribe.

         SECTION 4.8 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and trust managers and all other notices required by law, by the Declaration of Trust or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Board of Trust Managers, upon whose request the meeting is called, as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Trust Managers, any committees thereof and the shareholders of the Company in a book or books to be kept for that purpose, and shall perform such other duties as from time to time may be prescribed by the Board of Trust Managers, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the seal, if any, of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Trust Managers, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President, and shall attest to the same.

         SECTION 4.9 TREASURER. The Treasurer shall have custody of all Company funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Company. The Treasurer shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Trust Managers. The Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board of Trust Managers, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President and the Board of Trust Managers, whenever requested, an account of all his or her transactions as Treasurer and of the financial condition of the Company. If required by the Board of Trust Managers, the Treasurer shall give the Company a bond for the faithful discharge of his or her other duties in such amount and with such surety as the Board of Trust Managers shall prescribe. The Treasurer also shall perform such duties and have such powers as the Board of Trust Managers from time to time may prescribe.

         SECTION 4.10 REMOVAL. Any officer elected by the Board of Trust Managers or appointed in the manner prescribed hereby may be removed by a majority of the members of the Whole Board whenever, in their judgment, the best interests of the Company would be served thereby. No elected or appointed officer shall have any contractual rights against the Company for compensation by virtue of such election or appointment beyond the date of the election or appointment of his or her successor, his or her death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment or similar contract or under an employee deferred compensation plan.

         SECTION 4.11 SALARIES. The Board of Trust Managers shall fix the salaries of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer and the President of the Company, or may delegate the authority to do so to a duly constituted Executive Compensation Committee. The salaries of other officers, agents and employees of the Company may be fixed by the Board of Trust Managers, by a committee of the Board, by the Chairman of the Board or by another officer or committee to whom that function has been delegated by the Board of Trust Managers or the Chairman of the Board.

         SECTION 4.12 VACANCIES. Any newly created office or vacancy in any office because of death, resignation or removal shall be filled by the Board of Trust Managers or, in the case of an office not specifically provided for in
Section 4.1 hereof, by or in the manner prescribed by the Board of Trust Managers. The officer so selected shall hold office until his or her successor is duly selected and shall have qualified, unless he or she sooner resigns or is removed from office in the manner provided in these Bylaws.

         SECTION 4.13 RESIGNATIONS. Any trust manager or officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary. No action shall be required of the Board of Trust Managers or the shareholders to make any such resignation effective.